SUBSEQUENT EVENTS	12 Months Ended
Jun. 28, 2017
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
On August 10, 2017, our Board of Directors declared a quarterly dividend of $0.38 per share effective with the September 2017 dividend. Our Board of Directors also authorized a $250 million increase to our existing share repurchase program, bringing the total amount available for repurchases to approximately $365 million.
Subsequent to the end of the fiscal year, an additional $110.0 million was drawn from the $1 billion revolving credit facility.